UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 7, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On September 7, 2023, FOXO Technologies Inc. (the “Company”), following the effectiveness of the registration statement on Form S-1 (File No. 333-274221) that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 25, 2023 (as amended, the “Resale Registration Statement”), closed the second tranche (the “Second Tranche”) of its private offering (the “Offering”) of Class A common stock, par value $0.0001 per share (“Common Stock”) pursuant to the terms of three separate Stock Purchase Agreements, each dated August 23, 2023 (collectively, the “Stock Purchase Agreements”), each between the Company and an accredited investor (collectively, the “Buyers”). In the Second Tranche, the Buyers purchased a total of 1,834,375 shares of Common Stock (the “Second Tranche Shares”) at a price of $0.08 per share, resulting in $146,750 in aggregate gross proceeds for the Company.

The Second Tranche Shares were issued and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. Each Buyer is an “accredited investor” as that term is defined in Rule 501(a)(1) under the Securities Act, and purchased shares of Common Stock in the Offering as an investment, which did not involve a general solicitation. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description of the Stock Purchase Agreements is qualified in its entirety by reference to the form of Stock Purchase Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

As of September 7, 2023, after taking into account the issuance of the Second Tranche Shares, the Company has 55,644,642 shares of Common Stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Stock Purchase Agreement (Incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2023 (File No. 001-39783))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: September 7, 2023	By:	/s/ Tyler Danielson
		Name:	Tyler Danielson
		Title:	Interim Chief Executive Officer

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